UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
________________________

FORM 8-K
______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2021

FORWARD AIR CORPORATION
(Exact name of registrant as specified in its charter)

		TN		62-1120025
(State or other jurisdiction of incorporation)				(I.R.S. Employer Identification No.)
1915 Snapps Ferry Road	Building N	Greeneville	TN	37745
(Address of principal executive offices)				(Zip Code)

000-22490
(Commission File Number)
Registrant's telephone number, including area code: (423) 636-7000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FWRD	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 15, 2021, Forward Air Corporation (“Forward Air” or the “Company”) entered into a Cooperation Agreement (the “Agreement”) with Ancora Merlin, LP, Ancora Merlin Institutional, LP, Ancora Catalyst, LP, Ancora Catalyst Institutional, LP, Ancora Catalyst SPV I LP – Series I, Ancora Catalyst SPV I LP – Series J, Ancora Catalyst SPV I LP – Series K, Ancora Catalyst SPV I LP – Series L, Ancora Catalyst SPV I SPC LTD. – Segregated Portfolio E, Ancora Alternatives LLC, Ancora Advisors, LLC, Ancora Family Wealth Advisors, LLC, The Ancora Group Inc., Inverness Holdings LLC, Ancora Holdings Inc. and Frederick DiSanto (collectively, the “Ancora Parties”), pursuant to which Forward Air (i) increased the size of the board of directors of Forward Air (the “Board”) to fifteen directors and (ii) appointed Scott M. Niswonger, Richard H. Roberts (together with Mr. Niswonger, the “Ancora Appointees”), George S. Mayes, Chitra Nayak and Javier Polit (Ms. Nayak and Messrs. Polit and Mayes, collectively with the Ancora Appointees, the “New Independent Directors”) to the Board, with such appointments effective immediately. Existing directors C. John Langley, Jr. and W. Gilbert West will not stand for re-election at the 2021 annual meeting of shareholders of Forward Air (the “2021 Annual Meeting”) and accordingly will retire from the Board at the 2021 Annual Meeting. In addition, provided that the Ancora Parties continue to beneficially own in the aggregate at least the lesser of (i) 3.5% of Forward Air’s then-outstanding common stock, par value $0.01 (“Common Stock”), and (ii) 963,518 shares of Common Stock (subject to adjustment) (the “Ownership Level Minimum”), Forward Air has agreed to include each of the Ancora Appointees as part of Forward Air’s slate of nominees for election to the Board at the 2021 Annual Meeting, which will consist of the New Independent Directors and the following existing Forward Air directors: Ronald W. Allen, Ana B. Amicarella, Valerie A. Bonebrake, C. Robert Campbell, R. Craig Carlock, G. Michael Lynch, Thomas Schmitt and Laurie A. Tucker.

Subsequent to the date of the 2021 Annual Meeting and prior to the expiration of the Standstill Period (as defined below), the Board and all applicable committees of the Board will not increase the size of the Board above 13 directors without the prior written consent of the Ancora Parties. In addition, if, during the Standstill Period, any Ancora Appointee resigns from the Board or is unable (due to death or disability) or refuses to serve on the Board, so long as the Ancora Parties at that time and at all times since the date of the Agreement beneficially own in the aggregate at least the Ownership Level Minimum, then the Ancora Parties and Forward Air will work together to identify a mutually acceptable replacement for appointment to the Board on the terms set forth in the Agreement.

Forward Air has agreed to consider each Ancora Appointee for membership on one or more committees of the Board in the same manner as other independent members of the Board.

The Ancora Parties have withdrawn their slate of director nominees and any related materials or notices, including the letter dated January 6, 2021 demanding, pursuant to Section 48-26-102 of the Tennessee Code, to inspect books, records and documents of the Company, submitted in connection with the 2021 Annual Meeting.

During the Standstill Period, the Ancora Parties have agreed to vote all of their shares of Common Stock in favor of recommendations of the Board with respect to (i) the election, removal and/or replacement of directors (a “Director Proposal”), (ii) the ratification of the appointment of the Company’s independent registered public accounting firm and (iii) any other proposal submitted to the Company’s shareholders at a meeting of the Company’s shareholders, in each case as such recommendation of the Board is set forth in the applicable definitive proxy statement filed in respect thereof. Notwithstanding the foregoing, in the event both Institutional Shareholder Services Inc. (“ISS”) and Glass Lewis & Co., LLC (“Glass Lewis”) make a recommendation that differs from the recommendation of the Board with respect to any proposal submitted to the shareholders at any meeting of the Company’s shareholders (other than Director Proposals), the Ancora Parties are permitted to vote in accordance with the ISS and Glass Lewis recommendation. The Ancora Parties are also entitled to vote in their sole discretion with respect to any publicly announced proposal relating to a merger, acquisition, disposition of all or substantially all of the assets of the Company and its subsidiaries or other business combination involving the Company, in each case, that requires a vote of the Company’s shareholders.

Forward Air is not required to include any Ancora Appointee (or any replacement thereof) or any of the other New Independent Directors on its slate of director nominees at any annual meeting following the 2021 Annual Meeting.

The Agreement also includes customary standstill, non-disparagement and expense reimbursement provisions. The standstill restrictions on the Ancora Parties began on the date of the Agreement and remain in effect until the earlier of (i) the date that is 20 days prior to the deadline for the submission of shareholder nominations for the 2022 annual meeting of shareholders of Forward Air and (ii) the date that is 110 days prior to the first anniversary of the 2021 Annual Meeting (such period, the “Standstill Period”).

The Agreement will terminate upon the expiration of the last day of the Standstill Period, unless earlier terminated by mutual written agreement of Forward Air and the Ancora Parties.

While any Ancora Appointee serves on the Board, such Ancora Appointee will receive compensation on the same basis as all other non-employee directors of the Company.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement filed as Exhibit 10.1 hereto, which is incorporated herein by reference.

In addition, in connection with the Agreement, Forward Air has entered into a Consulting Agreement with Andrew C. Clarke, pursuant to which Mr. Clarke, as a consultant, will assist the Chief Executive Officer of Forward Air with identifying opportunities for operational improvements to the Company’s business and designing and implementing strategies to achieve such improvements.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The description of the matters included under Item 1.01 is incorporated into this Item 5.02 by reference.

On March 15, 2021, in connection with their appointment to the Board and pursuant to the Company’s Amended and Restated Non-Employee Director Stock Plan, the Company will grant each of Messrs. Niswonger, Roberts, Mayes and Polit and Ms. Nayak 447 restricted shares that will vest on the earlier to occur of: (i) the day immediately prior to the first annual meeting of the Company’s shareholders that occurs after the grant date; and (ii) March 15, 2022.

Item 7.01. Regulation FD Disclosure.

On March 15, 2021, Forward Air issued a press release with respect to the Agreement. The press release, furnished as Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

No.	Exhibit
10.1	Cooperation Agreement, dated March 15, 2021 by and among Forward Air Corporation, Ancora Holdings, Inc. and the other entities and natural persons party thereto.
99.1	Press Release, dated March 15, 2021.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Words such as “believes,” “anticipates,” “intends,” “plans,” “estimates,” “projects,” “expects” or similar expressions are intended to identify these forward-looking statements. Similarly, descriptions of objectives, strategies, plans, goals or targets are also forward-looking statements. These statements, which include, but are not limited to, statements regarding the expected benefit of the composition of the Board and our governance practices and Forward Air’s long-term value creation potential and its drivers, are based on Forward Air’s current plans and expectations and involve risks and uncertainties that could cause future activities and results of operations to be materially different from those set forth in the forward-looking statements, including the risks described in the “Risk Factors” section of our annual and quarterly reports filed with the Securities and Exchange Commission. For further information, please refer to Forward Air’s reports and filings with the Securities and Exchange Commission.

Further, any forward-looking statement made by us in this communication is based only on information currently available to us and speaks only as of the date on which it is made. Forward Air does not undertake any obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Additional Information and Where to Find It

In connection with the forthcoming solicitation of proxies from shareholders in respect of Forward Air’s 2021 Annual Meeting of Shareholders, Forward Air will file with the U.S. Securities and Exchange Commission (the “SEC”) a proxy statement on Schedule 14A (the “proxy statement”), containing a form of proxy card. Details concerning the nominees of Forward Air’s Board of Directors for election at Forward Air’s 2021 Annual Meeting of Shareholders will be included in the proxy statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS, INCLUDING FORWARD AIR’S PROXY STATEMENT AND ANY AMENDMENTS AND SUPPLEMENTS THERETO AND ACCOMPANYING PROXY CARD, FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN, OR WILL CONTAIN, IMPORTANT INFORMATION ABOUT FORWARD AIR. Shareholders may obtain free copies of the proxy statement and other relevant documents that Forward Air files with the SEC on Forward Air’s website at https://ir.forwardaircorp.com or from the SEC’s website at www.sec.gov.

Participants in the Solicitation
Forward Air, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of Forward Air’s 2021 Annual Meeting of Shareholders. Information regarding certain of the directors and officers of Forward Air is contained in its proxy statement for the 2020 Annual Meeting of Shareholders which was filed with the SEC on March 31, 2020. To the extent holdings of Forward Air’s securities by directors or executive officers have changed since the amounts set forth in Forward Air’s 2020 proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the identity of potential participants and their respective interests, by security holdings or otherwise, will be included in Forward Air’s proxy statement and other relevant documents filed with the SEC in connection with Forward Air’s 2021 Annual Meeting of Shareholders.

  SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORWARD AIR CORPORATION
Date: March 15, 2021	By:	/s/ Michael J. Morris
Michael J. Morris Chief Financial Officer and Treasurer